Exhibit 10.1

SHARE FOR SHARE EXCHANGE AGREEMENT

THIS AGREEMENT is made the 23rd day of April 2021.

BETWEEN:

(1)
SGHC Limited, a non-cellular company limited by shares incorporated in the island of Guernsey with company number 67894 and having its registered office address at Kingsway House, Havilland Street, St Peter Port, Guernsey GY1 2QE ("SGHC");

(2)
Super Group (SGHC) Limited, a non-cellular company limited by shares incorporated in the island of Guernsey with company number 69022 and having its registered office address at Kingsway House, Havilland Street, St Peter Port, Guernsey GY1 2QE ("Newco"); and

(3)	Each of the persons set out in Schedule 1 to this agreement (each such person, a "Shareholder", and together, the "Shareholders").

WHEREAS:

(A)
Newco, SGHC and Sports Entertainment Acquisition Corp., a Delaware corporation (the “SPAC”), among others, entered into a business combination agreement dated as of April 23, 2021 (the “BCA”), pursuant to which the parties agreed that, among other things, on the Closing Date, immediately prior to the Closing, Newco and SGHC will undergo a pre-closing reorganization as set forth in the BCA which provides for, among other things, the exchange by the Pre-Closing Holders, being each of the Shareholders, of all the issued shares of SGHC for Newco Common Shares (the "Share for Share Exchange").

(B)
Newco, SGHC, the SPAC and certain Shareholders have entered into separate transaction support agreements relating to each such Shareholder dated as of April 23, 2021, in accordance with the terms of the BCA, (each a "Transaction Support Agreement" and together the "Transaction Support Agreements"), pursuant to which the relevant Shareholders appointed and granted to SGHC full power to act as its true and lawful representative, agent and attorney-in-fact, among other things, to execute such agreements and documents as might be necessary to implement all steps involved in the Pre-Closing Reorganization as set out in the BCA and the Transaction Support Agreements (the "Power of Attorney").

(C)
For U.S. federal income tax purposes, it is intended that taken together, the Share for Share Exchange, and the Merger will qualify as an exchange under Section 351 of the Code (the “Intended Tax Treatment”).

(D)	Pursuant thereto, the parties wish to enter into this agreement in connection with the Share for Share Exchange.

(E)
Capitalized terms used herein without being otherwise defined herein shall have the meanings assigned thereto in the Transaction Support Agreements (and, by extension and to the extent that the relevant capitalised term is not otherwise defined in the Transaction Support Agreements, the BCA).

(F)
References to the "Illustrative Spreadsheet" shall, in each case, be construed as references to the updated Illustrative Spreadsheet as of the Closing Date delivered to the SPAC pursuant Section 2.1(a)(ii) the BCA, a draft copy of which is attached hereto as Annex A, strictly for information only.

IT IS HEREBY AGREED as follows:

1.	SALE OF THE EXCHANGE SALE SHARES

1.1
Each Shareholder shall transfer, all right, title and interest in the shares in the capital of SGHC registered in the name of the relevant Shareholder as at the Pre-Closing Reorganization Effective Time (as defined below), which together comprise all of the outstanding ordinary shares of SGHC, details of which transfers are shown against such Shareholder’s name in the column entitled “Company Common Shares – # of shares” in the tab of the Illustrative Spreadsheet labelled “Illustrative Spreadsheet” (together, the "Exchange Sale Shares") to Newco and Newco shall purchase the Exchange Sale Shares in consideration for the issue by Newco to each Shareholder of new redeemable ordinary shares of no par value in the capital of Newco, having the rights set out in the Articles of Incorporation of Newco (as may be amended from time to time) and the issuing board resolution of the directors of Newco (the "Exchange Consideration Shares"), in the amounts set out against each Shareholder’s name in the column entitled “Shares issued in Newco on pre-sale reorg – # of shares” of the tab labelled “Illustrative Spreadsheet” of the Illustrative Spreadsheet (each Shareholder’s “Relevant Exchange Consideration Shares”) in all respects in accordance with and pursuant to the BCA.

1.2
Each Shareholder shall transfer each Exchange Sale Share held by such Shareholder pursuant to this agreement with full title guarantee (as that term is understood under English Law) and free from any mortgage, charge, security interest, lien, pledge, assignment by way of security, equity, claim, right of pre-emption, option, covenant, restriction, reservation, lease, trust, order, decree, judgment, title defect (including, without limitation, any retention of title claim), conflicting claim of ownership or any other encumbrance of any nature whatsoever (whether or not perfected other than liens arising by operation of law), or any agreement, arrangement or obligation to create any of the foregoing (other than pursuant to the articles of incorporation of SGHC or Newco (as applicable) from time to time, or any restrictions on transfer arising under applicable securities Laws) and together with all rights, title, power and advantages attaching to them as at the Pre-Closing Reorganization Effective Time, including the right to receive all dividends or distributions declared, made or paid on or after the Pre-Closing Reorganization Effective Time.

2.	EXCHANGE COMPLETION

2.1
Completion of the sale and purchase of the Exchange Sale Shares pursuant to clause 1 (“Completion”) shall take place on the Closing Date, immediately prior to the Closing (and, for avoidance of doubt, prior to (i) the repurchase of NewCo Common Shares pursuant to section 2.2(c)(iv) of the BCA; and (ii) the Merger), at which time (such time, the “Pre-Closing Reorganization Effective Time”):

2.1.1
the Shareholder, or SGHC through the Power of Attorney, as the case may be, will deliver to SGHC share transfer forms in favour of Newco in respect of each Exchange Sale Share, duly signed and dated by or on behalf of the Shareholder;

2.1.2
the Shareholders shall together procure that SGHC enters the name of Newco on the members register of SGHC as the holder of all the Exchange Sale Shares in the place of the Shareholders and SGHC agrees to effect the same upon receipt by it of all of the duly signed and dated share transfer forms; and

2.1.3
Newco shall, conditional upon SGHC writing up its register of members in accordance with clause 2.1.2 showing Newco to be the holder of all the issued ordinary shares of SGHC, issue to each Shareholder such Shareholder’s Relevant Exchange Consideration Shares as fully paid and unassessable shares, and shall procure that the name of each Shareholder is entered into the register of members of Newco as the holder of the Relevant Exchange Consideration Shares.

3.	EARNOUT SHARES

Newco shall, following the Closing and during the Earnout Period, within twenty (20) Business Days after the occurrence of a Triggering Event issue to each Shareholder (in accordance with its respective Pro Rata Participation Percentage) the Earnout Shares, upon the terms and subject to the conditions set forth in the BCA (the "Earnout"), as fully paid and unassessable shares and shall procure that the name of each Shareholder is entered into the register of members of Newco as the holder of the relevant number of Earnout Shares.

4.	US TAX

Each of the parties hereto (i) represents and warrants that it has not taken any action (nor permitted any action to be taken), and is not aware of any fact or circumstance, that would reasonably be expected to impair or impede the Intended Tax Treatment (ii) shall prepare and file all income Tax Returns consistent with, and shall not take any income Tax reporting position inconsistent with, the Intended Tax Treatment, unless otherwise required pursuant to a “determination” within the meaning of Section 1313(a) of the Code, and (iii) shall prepare and file any statement required pursuant to U.S. Treasury Regulations 1.351-3.

5.	MISCELLANEOUS

5.1
In the event of any conflict between the terms of this agreement and the terms of the BCA as they relate to the Share for Share Exchange or the Earnout, the terms of the BCA shall prevail and this agreement shall be deemed to be amended to conform thereto.

5.2
This agreement shall be binding on and enure for the benefit of the personal representatives and successors in title of the parties but shall not be assignable without the prior written consent of the Shareholders, whether acting by SGHC through the Power of Attorney or on their own behalf.

5.3
This agreement may be executed in any one or more number of counterparts each of which, when executed and delivered, constitute an original of this agreement but all the counterparts will, together, constitute one and the same agreement.

5.4
Each of the parties hereto undertakes with the other to do, execute, perform or procure to be done executed or performed all such further acts, documents and things as such other or others of them may reasonably require to give effect to this agreement, including the provisions of clause 4.1.

5.5	Each party shall bear its own costs for the preparation and implementation of this agreement.

5.6	No variation of this agreement shall be valid unless made in writing and signed by or on behalf of each of the parties to this agreement.

5.7
Any notice to be given pursuant to this agreement shall be given in writing to the party due to receive such notice at its registered office from time to time or such other address as may have been notified to the other parties in accordance with this clause 5.7.  Notice shall be delivered personally or sent by first class prepaid recorded delivery or registered post and shall be deemed to have been given in the case of delivery personally on delivery and in the case of posting (in the absence of evidence of earlier receipt) 72 hours after posting.

5.8
This agreement and all  obligations arising in any way whatsoever out of it or in connection with it shall be governed by and construed in accordance with the laws of the Island of Guernsey and the parties hereby submit to the non-exclusive jurisdiction of the Royal Court of Guernsey for the settlement of any dispute arising in connection herewith.

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The Parties have executed this agreement the day and year first above written.

/s/ Director
Director
For and on behalf of
SGHC Limited

/s/ Director
Director
For and on behalf of
Super Group (SGHC) Limited

/s/ Authorised Signatory
Authorised signatory

/s/ Authorised Signatory
Authorised signatory
For and on behalf of
Bellerive Trust Limited As Trustee of the Dolphin Trust

/s/ Authorised Signatory
Authorised signatory

/s/ Authorised Signatory
Authorised signatory
For and on behalf of
Bellerive Trust Limited As Trustee of the Panther Trust

/s/ Authorised Signatory
Authorised signatory

/s/ Authorised Signatory
Authorised signatory
For and on behalf of
Bellerive Trust Limited As Trustee of the Cheetah Trust

/s/ Authorised Signatory
Authorised signatory

/s/ Authorised Signatory
Authorised signatory
For and on behalf of
Bellerive Trust Limited As Trustee of the Tiger Trust

/s/ Authorised Signatory
Authorised signatory

/s/ Authorised Signatory
Authorised signatory
For and on behalf of
Bellerive Trust Limited As Trustee of the Hamilton Trust

/s/ Authorised Signatory
Authorised signatory

/s/ Authorised Signatory
Authorised signatory
For and on behalf of
Bellerive Trust Limited As Trustee of the Agape Trust

/s/ Authorised Signatory
Authorised signatory

/s/ Authorised Signatory
Authorised signatory
For and on behalf of
Bellerive Trust Limited As Trustee of the Lion Head Trust

/s/ Authorised Signatory
Authorised signatory

/s/ Authorised Signatory
Authorised signatory
For and on behalf of
Bellerive Trust Limited As Trustee of the Quattro Trust

/s/ Authorised Signatory
Authorised signatory

/s/ Authorised Signatory
Authorised signatory
For and on behalf of
Bellerive Trust Limited As Trustee of the Bissett Trust

/s/ Authorised Signatory
Authorised signatory

/s/ Authorised Signatory
Authorised signatory
For and on behalf of
Bellerive Trust Limited As Trustee of the Darrock Trust

/s/ Authorised Signatory
Authorised signatory

/s/ Authorised Signatory
Authorised signatory
For and on behalf of
Bellerive Trust Limited As Trustee of the Ace of Clubs Trust

/s/ Authorised Signatory
Authorised signatory

/s/ Authorised Signatory
Authorised signatory
For and on behalf of
Chivers Limited

/s/ Authorised Signatory
Authorised signatory

/s/ Authorised Signatory
Authorised signatory
For and on behalf of
Earl Fiduciary AG as Trustee of the New Laurel Road Trust

/s/ Authorised Signatory
Authorised signatory

/s/ Authorised Signatory
Authorised signatory
For and on behalf of
Earl Fiduciary AG as Trustee of the Turtle Trust

/s/ Authorised Signatory
Authorised signatory

/s/ Authorised Signatory
Authorised signatory
For and on behalf of
Earl Fiduciary AG as Trustee of the Aquaman Trust

/s/ Authorised Signatory
Authorised signatory

/s/ Authorised Signatory
Authorised signatory
For and on behalf of
Earl Fiduciary AG as Trustee of the Gold Trust

/s/ Authorised Signatory
Authorised signatory

/s/ Authorised Signatory
Authorised signatory
For and on behalf of
Earl Fiduciary AG as Trustee of the Chase Trust

/s/ Authorised Signatory
Authorised signatory

/s/ Authorised Signatory
Authorised signatory
For and on behalf of
Earl Fiduciary AG as Trustee of the Leopard Trust

/s/ Authorised Signatory
Authorised signatory

/s/ Authorised Signatory
Authorised signatory
For and on behalf of
Earl Fiduciary AG as Trustee of the Avion Trust

/s/ Authorised Signatory
Authorised signatory

/s/ Authorised Signatory
Authorised signatory
For and on behalf of
Earl Fiduciary AG as Trustee of the Baroque Trust

/s/ Authorised Signatory
Authorised signatory

/s/ Authorised Signatory
Authorised signatory
For and on behalf of
Earl Fiduciary AG as Trustee of the Castle Trust

/s/ Authorised Signatory
Authorised signatory

/s/ Authorised Signatory
Authorised signatory
For and on behalf of
Earl Fiduciary AG as Trustee of the Great Park Trust

/s/ Fatima Dodds
Fatima Dodds

/s/ Authorised Signatory
Authorised signatory

/s/ Authorised Signatory
Authorised signatory
For and on behalf of
Knuttson Limited

/s/ Timothy Whyles
Timothy Whyles

Schedule 1

Shareholders

Name of Shareholder	Address of Shareholder

Knutsson Limited	24 North Quay, Douglas, Isle of Man, IM1 4LE

Chivers Limited	Burleigh Manor, Peel Road, Douglas, Isle of Man, IM1 5EP

Earl Fiduciary AG as Trustee of the New Laurel Road Trust	General Wille-Strasse 10, PO Box 1688, 8027 Zurich, Switzerland

Earl Fiduciary AG as Trustee of the Turtle Trust	General Wille-Strasse 10, PO Box 1688, 8027 Zurich, Switzerland

Earl Fiduciary AG as Trustee of the Aquaman Trust	General Wille-Strasse 10, PO Box 1688, 8027 Zurich, Switzerland

Earl Fiduciary AG as Trustee of the Gold Trust	General Wille-Strasse 10, PO Box 1688, 8027 Zurich, Switzerland

Earl Fiduciary AG as Trustee of the Chase Trust	General Wille-Strasse 10, PO Box 1688, 8027 Zurich, Switzerland

Earl Fiduciary AG as Trustee of the Leopard Trust	General Wille-Strasse 10, PO Box 1688, 8027 Zurich, Switzerland

Earl Fiduciary AG as Trustee of the Avion Trust	General Wille-Strasse 10, PO Box 1688, 8027 Zurich, Switzerland

Earl Fiduciary AG as Trustee of the Baroque Trust	General Wille-Strasse 10, PO Box 1688, 8027 Zurich, Switzerland

Bellerive Trust Limited as Trustee of the Dolphin Trust	Kingsway House, Havilland Street, St Peter Port, GY1 2QE, Guernsey

Bellerive Trust Limited as Trustee of the Panther	Kingsway House, Havilland Street, St Peter Port, GY1 2QE, Guernsey

Earl Fiduciary AG as Trustee of the Castle Trust	General Wille-Strasse 10, PO Box 1688, 8027 Zurich, Switzerland

Bellerive Trust Limited as Trustee of the Cheetah Trust	Kingsway House, Havilland Street, St Peter Port, GY1 2QE, Guernsey

Bellerive Trust Limited as Trustee of the Tiger Trust	Kingsway House, Havilland Street, St Peter Port, GY1 2QE, Guernsey

Bellerive Trust Limited as Trustee of the Hamilton Trust	Kingsway House, Havilland Street, St Peter Port, GY1 2QE, Guernsey

Bellerive Trust Limited as Trustee of the Agape Trust	Kingsway House, Havilland Street, St Peter Port, GY1 2QE, Guernsey

Bellerive Trust Limited as Trustee of the Lion Head Trust	Kingsway House, Havilland Street, St Peter Port, GY1 2QE, Guernsey

Bellerive Trust Limited as Trustee of the Quattro Trust	Kingsway House, Havilland Street, St Peter Port, GY1 2QE, Guernsey

Bellerive Trust Limited as Trustee of the Bissett Trust	Kingsway House, Havilland Street, St Peter Port, GY1 2QE, Guernsey

Earl Fiduciary AG as Trustee of the Great Park Trust	General Wille-Strasse 10, PO Box 1688, 8027 Zurich, Switzerland

Bellerive Trust Limited as Trustee of the Darrock Trust	Kingsway House, Havilland Street, St Peter Port, GY1 2QE, Guernsey

Bellerive Trust Limited as Trustees of the Ace of Clubs Trust	Kingsway House, Havilland Street, St Peter Port, GY1 2QE, Guernsey

Fatima Dodds	7 Cherry Lane, Constantia, 7806, South Africa

Timothy Whyles	97 St Johns Wood Terrace, St Johns Wood, London, NW8 6PP, UK

ANNEX A

ILLUSTRATIVE SPREADSHEET

[to be attached]